Exhibit 1.1


                                                   Execution













               EQUIVANTAGE ACCEPTANCE CORP.
                     EQUIVANTAGE INC.




                            AND



            PRUDENTIAL SECURITIES INCORPORATED
       As Representative of the several Underwriters




                  UNDERWRITING AGREEMENT



                           FOR



         EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-2


        HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,


              CLASS A FIXED RATE CERTIFICATES


May 16, 1996

                     TABLE OF CONTENTS

                                                      Page


SECTION I.  Representations and Warranties of the
            Company . . . . . . . . . . . . . . . . .   2

SECTION II. Purchase and Sale . . . . . . . . . . . .   6

SECTION III.   Delivery and Payment . . . . . . . . .   6

SECTION IV. Offering by the Underwriters. . . . . . .   6

SECTION V.  Covenants of the Company. . . . . . . . .   6

SECTION VI. Condition to the Underwriters'
            Obligations . . . . . . . . . . . . . . .   9

SECTION VII.   Payment of Expenses. . . . . . . . . .  19

SECTION VIII.  Indemnification and Contribution . . .  20

SECTION IX. Representations, Warranties and
            Agreements to Survive Delivery. . . . . .  24

SECTION X.  Default by One or More of the
            Underwriters. . . . . . . . . . . . . . .  24

SECTION XI. Termination of Agreement. . . . . . . . .  25

SECTION XII.   Notices. . . . . . . . . . . . . . . .  25

SECTION XIII.  Persons Entitled to the Benefit of
               this Agreement . . . . . . . . . . . .  25

SECTION XIV.   Survival . . . . . . . . . . . . . . .  25

SECTION XV. Definition of the Term "Business Day" . .  25

SECTION XVI.   Governing Law; Submission to
               Jurisdiction . . . . . . . . . . . . .  26

SECTION XVII.  Counterparts . . . . . . . . . . . . .  26

SECTION XVIII. Headings . . . . . . . . . . . . . . .  26

SECTION XIX.   Amendments and Waivers . . . . . . . .  26

         EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-2

        HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,

              CLASS A FIXED RATE CERTIFICATES


                  UNDERWRITING AGREEMENT


                                              May 16, 1996

Prudential Securities Incorporated
  as Representative of the
  several Underwriters
1 New York Plaza
26th Floor
New York, New York  10292

Dear Ladies and Gentlemen:

          EquiVantage Acceptance Corp. (the "Company"), a
Delaware corporation, has authorized the issuance and sale of Home Equity Loan Asset-Backed Certificates, Class
A (the "Offered Certificates") and the Class R
Certificates (the "Subordinated Certificates," and collectively with the Offered Certificates, the "Certificates"), evidencing interests in a pool of home equity loans (the "Home Equity Loans"). The Home Equity
Loans are secured primarily by first lien deeds of trust or mortgages on one- to four-family residential properties.

          Only the Offered Certificates are being
purchased by the Underwriters named in Schedule A hereto, and the Underwriters are purchasing, severally, only the Offered Certificates set forth opposite their names in Schedule A, except that the amounts purchased by the Underwriters may change in accordance with Section X of this Agreement. Prudential Securities Incorporated is acting as representative of the several Underwriters and in such capacity, is hereinafter referred to as the "Representative."

          The Certificates will be issued under a pooling and servicing agreement (the "Pooling and Servicing Agreement'), dated as of May 1, 1996 among the Company, as Seller (the "Seller"), EquiVantage Inc. (a corporation organized under the laws of Delaware, ("EquiVantage
Inc.")) as Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, as trustee (the
"Trustee"). The Certificates will evidence fractional undivided interests in the trust (the "Trust"). The assets of the Trust will initially include, among other things, a pool of Home Equity Loans and such amounts as may be held by the Trustee in the Certificate Account
(the "Certificate Account"), the Principal and Interest Account (the "P&I Account") and any other accounts held by the Trustee for the Trust. The Home Equity Loans will be acquired from EquiVantage Inc. pursuant to a Master
Loan Transfer Agreement dated May 1, 1996, and related Conveyance Agreement dated May 23, 1996 (the "Conveyance Agreement," together the "Purchase Agreements"). The
Offered Certificates will initially represent an undivided ownership interest in the pool of Home Equity
Loans in an amount of $100,000,000 (approximate) as of the close of business on May 1, 1996 (the "Cut-Off
Date"). The Offered Certificates will also have the benefit of a Certificate Insurance Policy (the
"Certificate Insurance Policy") issued by Financial
Guaranty Insurance Corporation, a New York stock insurance company (the "Certificate Insurer"). The Certificate Insurance Policy will be issued pursuant to the insurance and indemnity agreement (the "Insurance Agreement") dated as of May 1, 1996 among the Certificate Insurer, the Company, the Servicer and the Trustee. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement (hereinafter defined).

          The Certificates are more fully described in a Registration Statement which the Company has furnished to the Underwriters. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

          SECTION I. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Underwriters that:

          A.   A Registration Statement on Form S-3 (No.
33-99364), has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United
States Securities and Exchange Commission (the
"Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Company to the Representative. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement, at the Effective Time, including any documents incorporated by reference therein at such time; "Basic Prospectus" means such final prospectus dated May 7, 1996; and "Prospectus Supplement" means the final prospectus supplement relating to the Offered Certificates, to be filed with the Commission pursuant to paragraphs (2), (3) or (5) of Rule 424(b) of the Rules and Regulations. "Prospectus" means the Basic
Prospectus together with the Prospectus Supplement.
Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the Prospectus, any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934
(the "Exchange Act") after the date of the Prospectus and incorporated by reference in the Prospectus, and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration
Statement. The Commission has not issued any order preventing or suspending the use of the Prospectus.
There are not contracts or documents of the Company which are required to be filed as exhibits to the Registration
Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement other than such documents or materials, if any, as any Underwriter delivers to the Company pursuant to Section VIII D hereof for filing on Form 8-K.

          B. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company in writing by the Underwriters expressly for use therein.

          C. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities
Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation is made as to documents deemed to be incorporated by reference in the Prospectus as the result of filing a Form 8-K at the request of the Underwriters except to the extent such documents reflect information furnished by the Company to the Underwriters for the purpose of preparing such documents.

          D.   Since the respective dates as of which
information is given in the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, financial condition, or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

          E. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Insurance
Agreement or the Purchase Agreements and to cause the Certificates to be issued.

          F.   There are no actions, proceedings or
investigations pending with respect to which the Company has received service of process before or threatened by any court, administrative agency or other tribunal to which the Company is a party or of which any of its properties is the subject (a) which if determined adversely to the Company would have a material adverse effect on the business or financial condition of the Company, (b) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Insurance
Agreement or the Certificates, or the Purchase Transfer
Agreements, (c) seeking to prevent the issuance of the Certificates or the consummation by the Company of any of the transactions contemplated by the Pooling and Servicing Agreement, the Insurance Agreement or this
Agreement, or the Purchase Transfer Agreement, as the case may be, (d) which might individually or in the aggregate materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Pooling and Servicing
Agreement, this Agreement, and the Insurance Agreement or the Certificates or the Purchase Agreements or (e) which might adversely affect the federal income tax attributes of the Certificates as described in the Prospectus.

          G. This Agreement has been, and the Pooling and Servicing Agreement, the Purchase Agreements and the Insurance Agreement, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company, and this Agreement constitutes, and the Pooling and Servicing
Agreement and the Insurance Agreement when executed and delivered as contemplated herein, will constitute legal, valid and binding instruments enforceable against the Company in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally,
(y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement and the Insurance Agreement, limitations of public policy under applicable securities laws.

          H. The execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreements and the Insurance Agreement by the Company and the consummation of the transactions contemplated hereby and thereby, compliance with the provisions thereof, and the issuance and delivery of the Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party, by which the Company is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Company, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Company. The
Company is not a party to, bound by, or in breach or violation of, any indenture or other agreement or instrument, or subject to or in violation of any statute, order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Company, which materially and adversely affects, or is reasonably likely in the future to materially and adversely affect, (i) the ability of the Company to perform its obligations under this Agreement and the Insurance Agreement or (ii) the business, operations, results of operations, financial position, income, properties or assets of the Company.

          I.   The Company has no reason to know that
KPMG Peat Marwick LLP are not independent public accountants with respect to the Company as required by the Securities Act and the Rules and Regulations.

          J.   The direction by the Company to the
Trustee to execute, authenticate, issue and deliver the Certificates has been duly authorized by the Company, and assuming the Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing
Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits provided by the Pooling and Servicing Agreement.

          K.   No consent, approval, authorization,
order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates and the sale of the Offered Certificates to the Underwriters, or the consummation by the Company of the other transactions contemplated by this Agreement, the Pooling and Servicing
Agreement, the Purchase Agreements and the Insurance
Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Offered Certificates by the Underwriters or as have been obtained.

          L.   The Company possesses all material
licenses, certificates, authorities or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and there are no proceedings pending with respect to which the Company has received service of process or, to the best knowledge of the Company threatened, relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Company would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

          M. At the time of execution and delivery of the Pooling and Servicing Agreement, the Company will:
(i) have good title to the Home Equity Loans conveyed by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person any of its right or title in the Home
Equity Loans, in the Pooling and Servicing Agreement or in the Certificates being issued pursuant thereto; and
(iii) have the power and authority to sell its interest in the Home Equity Loans to the Trustee and to sell the Offered Certificates to the Underwriters. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired beneficial ownership of all of the Company's right, title and interest in and to the Home Equity Loans. Upon delivery to the Underwriters of the Offered Certificates, the Underwriters will have good title to the Offered
Certificates, free of any Liens.

          N.   As of the Cut-Off Date, each of the Home
Equity Loans will meet the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus in all material respects.

          O. Neither the Company nor the Trust created by the Pooling and Servicing Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

          P.   At the Closing Date, the Offered
Certificates, the Purchase Agreements and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.
The Offered Certificates will be duly and validly authorized and, when duly and validly executed, authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

          Q.   At the Closing Date, the Offered
Certificates shall have been rated in the highest rating category by at least two nationally recognized rating agencies.

          R.   Any taxes, fees and other governmental
charges in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing
Agreement, the Insurance Agreement and the Certificates have been paid or will be paid at or prior to the Closing
Date.

          S.   At the Closing Date, each of the
representations and warranties of the Company set forth in the Pooling and Servicing Agreement and the Insurance
Agreement will be true and correct in all material respects.

          T. The transfer of the Home Equity Loans to the Trust at the Closing Date will be treated by the Company for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

          U.   The Company is not aware of (i) any
request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, or (ii) any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiating or threatening of any proceeding for such purpose.

          Any certificate signed by an officer of the Company and delivered to the Representative or counsel for the Representative in connection with an offering of the Offered Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section I are made.

          SECTION II.    Purchase and Sale.  The
commitment of the Underwriters to purchase the Offered Certificates pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Company agrees to instruct the Trustee to issue the Offered Certificates and agrees to sell to the Underwriters, and the Underwriters agree (except as provided in Sections X and XI hereof) severally and not jointly to purchase from the Company the aggregate initial principal amounts or percentage interests of the Class A Certificates set forth opposite their names on Schedule A, at the purchase price or prices set forth in Schedule A.

          SECTION III.   Delivery and Payment.  Delivery
and payment for the Offered Certificates to be purchased by the Underwriters shall be made at the offices of Dewey
Ballantine, or at such other place as shall be agreed upon by the Company at 10:00 a.m. New York City time on May 23, 1996 or at such other time or date as shall be agreed upon in writing by the Representative and the Company (such date being referred to as the "Closing
Date"). Payment shall be made to the Company by wire transfer of same day funds payable to the account of the Company. Delivery of the Offered Certificates shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price thereof. The Certificates shall be in such authorized denominations and registered in such names as the Underwriters may request in writing at least two business days prior to the Closing Date. The Offered Certificates will be made available for examination by the Representative no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

          SECTION IV.    Offering by the Underwriters.
It is understood that, subject to the terms and conditions hereof, the Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

          SECTION V. Covenants of the Company.  The
Company agrees as follows:

          A.   To prepare the Prospectus in a form
approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the availability of the Prospectus to the Underwriters; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the Closing Date and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Certificates; to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Offered
Certificates for offering or sale in any jurisdiction;
(iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration
Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Company promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

          B.   To furnish promptly to the Underwriters
and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          C.   To deliver promptly to the Underwriters
such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus
(including exhibits thereto). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Offered
Certificates, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange
Act, the Company shall notify the Underwriters and, upon any Underwriter's request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required to deliver a Prospectus in connection with sales of any of the Offered Certificates at any time nine months or more after the Effective Time, upon the request of an Underwriter but at its expense, the Company shall prepare and deliver to such Underwriter as many copies as such Underwriter may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act. If such amendment or supplement to the Prospectus is required to be contained in a post-effective amendment to the Registration Statement, the Company will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

          D. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission.

          E.   To furnish the Underwriters and counsel
for the Underwriters, prior to filing with the Commission, and to obtain the consent of the Underwriters for the filing of the following documents relating to the
Certificates:  (i) amendment to the Registration
Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii)
Prospectus pursuant to Rule 424 of the Rules and Regulations.

          F. To make generally available to holders of the Offered Certificates as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section
11(a) of the Securities Act and the Rules and Regulations
(including, at the option of the Company, Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

          G.   To use its best efforts, in cooperation
with the Underwriters, to qualify the Offered
Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Offered Certificates. The
Company will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Offered Certificates have been so qualified.

          H. So long as the Offered Certificates shall be outstanding the Company shall cause the Trustee, pursuant to the Pooling and Servicing Agreement, to deliver to the Underwriters as soon as such statements are furnished to the Trustee: (i) the annual statement as to compliance delivered to the Trustee pursuant to
Section 8.16 of the Pooling and Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section
8.17 of the Pooling and Servicing Agreement; (iii) the monthly servicing report furnished to the Trustee pursuant to Section 7.8 and Section 8.1 of the Pooling and Servicing Agreement; (iv) the monthly reports furnished to the Certificateholders pursuant to Section
7.8 of the Pooling and Servicing Agreement; and (v) from time to time, any other information concerning the Trust filed with any government or regulatory authority that is otherwise publicly available, as the Representative may reasonably request.

          I. To apply the net proceeds from the sale of the Offered Certificates in the manner set forth in the Prospectus.

          J.   During a period of seven calendar days
from the Closing Date, neither the Company nor any trust established, directly or indirectly, by the Company will, without the Representative's prior written consent (which consent shall not be unreasonably withheld), offer or sell mortgage pass-through certificates backed by mortgage loans, except pursuant to this Agreement.

          K. The Company will enter into the applicable agreements, to which it is a party pursuant to the Pooling and Servicing Agreement, on or prior to the Closing Date and will cause to be delivered to the Trustee the Insurance Policy issued by the Certificate
Insurer.

          L.   The Company will cause the Computational
Materials (as defined in Section VIII(D) below) with respect to the Certificates which are delivered to the Company as provided in Section VIII(D) below to be filed with the Commission on a Current Report on Form 8-K (the
"Current Report") not later than the date on which such materials are required to be filed pursuant to the Kidder/PSA Letters (as defined in Section VIII(D) below).

          SECTION VI. Condition to the Underwriters' Obligations. The obligations of the Underwriters to purchase the Offered Certificates pursuant to this Agreement are subject to: (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Company herein contained (including those representations and warranties set forth in the Pooling and Servicing Agreement and incorporated herein); (ii) the performance by the Company of all of its obligations hereunder; (iii) the accuracy of the statements of the Company made in any certificate or other document delivered pursuant to the provisions hereof; and (iv) the following conditions as of the Closing Date:

          A.   The Underwriters shall have received
confirmation of the effectiveness of the Registration
Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with. The Prospectus shall have been filed pursuant to Rule 424(b).

          B. The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing
Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Dewey Ballantine, counsel for the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          C. All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the Pooling and Servicing Agreement, the Insurance Agreement, the Purchase Agreements, the
Certificates, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters. The Representative shall have received the Pooling and Servicing Agreement and the Offered
Certificates in form and substance satisfactory to the Representative, duly executed by all signatories required pursuant to the respective terms thereof.

          D. Dewey Ballantine, shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               1.  The conditions to the use by the
     Company of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

               2.  The Registration Statement and any
     amendments thereto have become effective under the 1993 Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated;
     and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder, and such counsel does not know of any amendment to the Registration Statement required to be filed.

               3.  There are no material contracts,
     indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

               4.  The statements set forth in the Basic
     Prospectus under the caption "Description of the Securities" and in the Prospectus Supplement under the captions "Description of the Certificates" and "The Pooling and Servicing Agreement," to the extent such statements purport to summarize certain provisions of the Certificates or of the Pooling and Servicing Agreement, are fair and accurate in all material respects.

               5.  The statements set forth in the Basic
     Prospectus and the Prospectus Supplement under the captions "ERISA Considerations," "Certain Federal
     Income Tax Consequences," "Legal Investment Matters" and "Certain Legal Aspects of Mortgage Loans and
     Related Matters," to the extent that they constitute matters of federal law, provide a fair and accurate summary of such law or conclusions.

               6.  The Pooling and Servicing Agreement
     and the Purchase Agreements conform in all material respects to the description thereof contained in the Prospectus and the Pooling and Servicing Agreement is not required to be qualified under the Trust
     Indenture Act of 1939, as amended, and the Trust is not required to be registered under the Investment
     Company Act of 1940, as amended.

               7.  Assuming that the Trustee causes
     certain assets of the Trust Estate, as the Trustee has covenanted to do in the Pooling and Servicing
     Agreement, to be treated as a "real estate mortgage investment conduit" ("REMIC"), as such term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the parties to the Pooling and Servicing Agreement comply with the terms thereof, such assets of the Trust Estate will be treated as a REMIC, the Offered Certificates will be treated as the "regular interests" in the Trust and the Class R Certificates will be treated as the sole
     "residual interest" in the REMIC. Neither the Trust nor certain assets and accounts are subject to tax upon its income or assets by any taxing authority of the State of New York or the City of New York.

               8.  To the best of such counsel's
     knowledge, there are no actions, proceedings or investigations pending that would adversely affect the status of the Trust Estate as a REMIC.

               9.  As a consequence of the qualification
     of the Trust Estate as a REMIC, the Offered
     Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Code, "regular. . .interest(s) in a REMIC" under Section
     7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c) of the Code in the same proportion that the assets in the Trust consist of qualifying assets under such Sections. In addition, as a consequence of the qualification of the Trust
     Estate as a REMIC, interest on the Offered
     Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c) of the Code to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c) of the Code.

               10.  The Certificates will, when issued,
     conform to the description thereof contained in the Prospectus.

          Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters to the effect that no facts have come to the attention of such counsel which lead them to believe that: (a) the Registration
Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein misleading (except as to financial or statistical data contained in the Registration Statement); (b) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading
(except as to statements set forth in the Prospectus
Supplement under the caption "The Certificate Insurer");
or (c) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date (other than any document filed at the request of an Underwriter to the extent such document relates to Computational Materials) contained, as of the time it became effective or was filed with the Commission, as the case may be, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion or making such statement, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company.
Such opinions and written statements may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company.

          E.   The Underwriters have received the
favorable opinion, dated the Closing Date, of Dewey
Ballantine, special counsel to the Company, addressed to the Company and satisfactory to the Certificate Insurer, Standard & Poor's, A Division of The McGraw-Hill
Companies, Moody's Investors Service Inc. and the
Underwriters, with respect to certain matters relating to the transfer of the Home Equity Loans to the Company and from the Company to the Trust, and such counsel shall have consented to reliance on such opinion by the Certificate Insurer, Standard & Poor's, A Division of The
McGraw-Hill Companies, Moody's Investors Service, Inc.
and the Underwriters as though such opinion had been addressed to each such party.

          F.   Karen Crawford, Esq., counsel to the
Servicer, shall have furnished to the Underwriters her written opinion, as counsel to the Servicer, addressed to the Underwriters and the Company and dated the Closing
Date, in form and substance satisfactory to the Underwriters, to the effect that:

               1.  The Servicer is validly existing in
     good standing as a corporation under the laws of its State of incorporation.

               2.  The Servicer has full corporate power
     and authority to serve in the capacity of servicer of the related Home Equity Loans as contemplated in the Pooling and Servicing Agreement.

               3.  The Pooling and Servicing Agreement
     and the Insurance Agreement have been duly authorized, executed and delivered by the Servicer, and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, constitute the legal, valid and binding agreements of the Servicer, enforceable against it in accordance with their terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) the qualification that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion, with respect to such remedies, of the court before which any proceedings with respect thereto may be brought.

               4.  No consent, approval, authorization,
     order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Servicer is required for the consummation by either of them of the transactions contemplated by the Pooling and Servicing Agreement and the Insurance Agreement, except such consents, approvals, authorizations, registrations and qualifications as have been obtained.

               5.  The execution, delivery or performance
     by the Servicer of the Pooling and Servicing
     Agreement or the Insurance Agreement and the transactions contemplated thereby do not (A) conflict with or result in a breach of, or constitute a default under, (i) any term or provision of the certificate of incorporation or by-laws of the Servicer; (ii) any term or provision of any material agreement, deed of trust, mortgage loan agreement, contract, instrument or indenture, or other agreement to which the Servicer is a party or is bound or to which any of the property or assets of the Servicer or any of its subsidiaries is subject; (iii) to the best of the Servicer's knowledge without independent investigation any order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Servicer; or (iv) any law, rule or regulations applicable to the Servicer; or (B) to the best of such firm's knowledge without independent investigation, results in the creation or imposition of any lien, charge or encumbrance upon the Trust Estate or upon the Certificates.

               6.  There are no actions, proceedings or
     investigations pending with respect to which the Servicer has received service of process before, or to the best of such counsel's knowledge without independent investigation, threatened against the Servicer by any court, administrative agency or other tribunal (a) asserting the validity of the Pooling and Servicing Agreement, the Insurance Agreement or the Certificates, (b) seeking to prevent the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement or (c) which would materially adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, or the Insurance Agreement.

          G.   Karen Crawford, Esq., counsel to the
Company shall have furnished to the Underwriters such counsel's written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               1.  The Company has been duly organized
     and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where any such failure would not have a material adverse effect on the Company's ability to perform its obligations under this Agreement, the Pooling and Servicing Agreement or the Insurance Agreement), and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Insurance Agreement, and cause the Certificates to be issued.

               2.  The Company is not in violation of its
     articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition of the Company or which might materially and adversely affect the properties or assets, taken as a whole, of the Company.

               3.  This Agreement, the Pooling and
     Servicing Agreement, the Indemnification Agreement, the Insurance Agreement and the Purchase Agreements have been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, such agreements constitute valid and binding obligations, enforceable against the Company in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement and the Insurance Agreement, limitations of public policy under applicable securities laws.

               4.  The execution, delivery and
     performance of this Agreement, the Pooling and Servicing Agreement, the Insurance Agreement and the Purchase Agreements by the Company, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates
     (i) do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Company, (ii) nor will such actions result in a violation of the provisions of the articles of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Company, and (iii) nor will such actions result in the creation or imposition of any lien, charge or encumbrance upon the Trust Estate or upon the Certificates, except as otherwise contemplated by the Pooling and Servicing Agreement.

               5.  The direction by the Company to the
     Trustee to execute, issue, authenticate and deliver the Certificates has been duly authorized by the Company and, assuming that the Trustee has been duly authorized to do so, when executed by the Company and authenticated and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

               6.  No consent, approval, authorization,
     order, registration or qualification of or with any court or governmental agency or body of the United
     States is required for the issuance of the Certificates, and the sale of the Offered Certificates to the Underwriters, or the consummation by the Company of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement and the Insurance Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the 1933 Act or State securities or Blue Sky laws in connection with the purchase and distribution of the Offered
     Certificates by the Underwriters or as have been previously obtained.

               7.  There are no actions, proceedings or
     investigations pending with respect to which the Company has received service of process before or, to the best of such counsel's knowledge, without independent investigation, threatened by any court, administrative agency or other tribunal to which the Company is a party or of which any of its properties is the subject: (a) which if determined adversely to the Company would have a material adverse effect on the business, results of operations or financial condition of the Company; (b) asserting the invalidity of the Pooling and Servicing Agreement, the Insurance Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Company of any of the transactions contemplated by the Pooling and Servicing Agreement, the Insurance Agreement or this
     Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, the Insurance Agreement, this
     Agreement or the Certificates.

               8.  The Certificates have been duly and
     validly authorized and issued, and, immediately prior to the sale of the Offered Certificates to the Underwriters, such Certificates are owned by the Company, free and clear of all Liens.

               9.  The Company has been duly organized
     and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under the Purchase Agreements.

               10.  The Company is not in violation of
     its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Company or which might materially and adversely affect the properties or assets, taken as a whole, of the Company.

               11.  The Purchase Agreements have been
     duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of such agreements by the parties thereto, such agreements will constitute valid and binding obligations, enforceable against the Company in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               12.  The execution, delivery and
     performance of the Purchase Agreements by the Company and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Company, nor will such actions result in a violation of the provisions of the articles of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Company.

          H. The Underwriters shall have received the favorable opinion of counsel (which may be in-house counsel) to the Trustee, dated the Closing Date, addressed to the Underwriters and in form and scope satisfactory to counsel to the Underwriters, to the effect that:

               1.  The Trustee is a banking association
     duly incorporated and validly existing under the laws of the United States of America.

               2.  The Trustee has the full corporate
     trust power to execute, deliver and perform its obligations under the Pooling and Servicing
     Agreement.

               3.  The execution and delivery by the
     Trustee of the Pooling and Servicing Agreement and the performance by the Trustee of its obligations under the Pooling and Servicing Agreement have been duly authorized by all necessary corporate actions of the Trustee.

               4.  The Pooling and Servicing Agreement is
     a valid and legally binding obligation of the Trustee enforceable against the Trustee.

               5.  The execution and delivery by the
     Trustee of the Pooling and Servicing Agreement does not (a) violate the organization certificate of the Trustee or the By-laws of the Trustee, (b) to such counsel's knowledge, violate any judgment, decree or order of any Minnesota or United States federal court or other Minnesota or United States federal governmental authority by which the Trustee is bound or (c) assuming the non-existence of any judgment, decree or order of any court or other governmental authority that would be violated by such execution and delivery, violate any Minnesota or United States federal statute, rule or regulation or require any consent, approval or authorization of any Minnesota or United States federal court or other Minnesota or United States federal governmental authority.

               6.  The Certificates have been duly
     authenticated, executed and delivered by the Trustee.

               7.  If the Trustee were acting in the
     stead of the Servicer under the Pooling and Servicing Agreement as of the date of such opinion, the Trustee would have the full corporate trust power to perform the obligations of the Servicer under the Pooling and Servicing Agreement; and

               8.  To the best of such counsel's
     knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if decided adversely to the Trustee, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Pooling and Servicing Agreement.

          I.   The Underwriters shall have received a
favorable opinion or opinions, dated the date of the Closing Date, of counsel for the Underwriters, with respect to the issue and sale of the Offered
Certificates, this Agreement, the Prospectus and such other related matters as the Underwriters may reasonably require.

          J. The Underwriters shall have received the favorable opinion dated the Closing Date, from in-house counsel to the Certificate Insurer in form and scope satisfactory to counsel for the Underwriters, substantially to the effect that:

               1.  The Certificate Insurer is a stock
     insurance corporation duly incorporated, validly existing, and in good standing under the laws of the State of New York. The Certificate Insurer is validly licensed and authorized to issue the Certificate Insurance Policy and perform its obligations under the Insurance Agreement in accordance with the terms thereof, under the laws of the State of New York.

               2.  The Certificate Insurer has the
     corporate power to execute and deliver, and to take all action required of it under the Insurance
     Agreement and the Certificate Insurance Policy.

               3.  The execution, delivery and
     performance by the Certificate Insurer of the Certificate Insurance Policy, the Insurance
     Agreement and the Indemnification Agreement is within the corporate power of the Certificate
     Insurer and has been authorized by all necessary corporate action on the part of the Certificate
     Insurer, and does not require the consent or approval of, the giving of notice to, the prior registration with, or the taking of any other action in respect of any state or other governmental agency or authority which has not previously been obtained or effected.

               4.  The Certificate Insurance Policy, the
     Insurance Agreement and the Indemnification
     Agreement have been duly authorized, executed and delivered by the Certificate Insurer and constitute the legal, valid and binding agreement of the Certificate Insurer, enforceable against the
     Certificate Insurer in accordance with its terms subject, as to enforcement, to (x) bankruptcy, reorganization, insolvency, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, including, without limitation, laws relating to fraudulent transfer or conveyances, preferential transfers and equitable subordination, presently or from time to time in effect and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), as such laws may be applied in any such proceeding with respect to the Certificate Insurer and (y) the qualification that the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings with respect thereto may be brought.

               5.  To the extent the Certificate
     Insurance Policy constitutes a security within the meaning of Section 2(l) of the Securities Act, it is a security that is exempt from the registration requirements of the Act.

               6.  The information set forth under the
     caption "THE CERTIFICATE INSURER" in the Prospectus
     Supplement, insofar as such information constitutes a description of the Certificate Insurance Policy, accurately summarizes the Certificate Insurance
     Policy.

          K.   The Company shall have furnished to the
Underwriters a certificate, dated the Closing Date and signed by the Chairman of the Board, the President or a Vice President of the Company to the extent that the signer of such certificate has carefully examined the Registration Statement (excluding any documents incorporated therein by reference), the Pooling and

Servicing Agreement and this Agreement and that, to the best of his or her knowledge based upon reasonable investigation:

               1.  The representations and warranties of
     the Company in this Agreement, the Pooling and Servicing Agreement and all related agreements are true and correct as of the Closing Date; and the Company has complied with all agreements and satisfied all the conditions on its part which are to have been complied with on or prior to the Closing Date.

               2.  There has been no amendment or other
     document filed affecting the certificate of incorporation or bylaws of the Company since March
     31, 1996 and no such amendment has been authorized.
     No event has occurred since February 26, 1996 which has affected the good standing of the Company under the laws of the State of Delaware.

               3.  There has not occurred any material
     adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from March 31, 1996.

               4.  There are no actions, suits or
     proceedings pending with respect to which it has received service of process or, to the best of such officer's knowledge, threatened against or affecting the Company which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect the Company's obligations under the Pooling and Servicing
     Agreement or this Agreement in any material way; and no merger, liquidation, dissolution or bankruptcy of the Company is pending or contemplated.

          L.   The Trustee shall have furnished to the
Underwriters a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the Pooling and Servicing Agreement by the Trustee and the acceptance by the Trustee of the trusts created thereby and the due execution, authentication and delivery of the Certificates by the Trustee thereunder and such other matters as the Representative shall reasonably request.

          M.   The Certificate Insurance Policy and the
Insurance Agreement shall have been issued by the Certificate Insurer and shall have been duly authenticated by an authorized agent of the Certificate
Insurer, if so required under applicable state law or regulations.

          N. The Offered Certificates shall have been rated "AAA" by Standard & Poor's and "Aaa" by Moody's
Investors Service.

          O.   The Company shall, by the Closing Date,
have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested pursuant to a request made not less than three full business days prior to the Closing Date.

          P. Prior to the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Company in connection with the issuance and sale of the Certificates as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

          Q. Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New
York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities;
(iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United Stats; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it in each of the instances set forth in clauses (i), (ii), (iii) and (iv) herein, in the reasonable judgment of the Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the Certificates on the terms and in the manner contemplated in the Prospectus.

          R. The Representative shall have received a letter from KPMG Peat Marwick, LLP, dated on or before the Closing Date, in form and substance satisfactory to the Representative and special counsel for the Underwriters, addressed to each of the Underwriters to the effect that they have performed certain specified procedures requested by the Representative with respect to the information set forth in the Prospectus and certain matters relating to the Company.

          S. The Representative and special counsel for the Underwriters shall have received copies of any opinions of counsel supplied to the rating organizations relating to any matters with respect to the Certificates.
Any such opinions shall be dated the Closing Date and addressed to each of the Underwriters or accompanied by reliance letters to the Representative or shall state that each of the Underwriters may rely upon them.

          T.   On or prior to the Closing Date there
shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Certificate Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the Securities Act.

          U. There has not occurred any change, or any development involving a prospective change, in a condition, financial or otherwise, or in the earnings, business or operations, since December 31, 1995, of (A) the Company and its subsidiaries or (B) the Certificate
Insurer, that is, in the Representative's judgment, material and adverse and that makes it, in the Representative's judgment, impracticable to market the Offered Certificates on the terms and in the manner contemplated in the Prospectus.

          If any conditions specified in this Section VI shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section VII.

          All opinions, letters, evidence and
certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonable satisfactory to counsel for the Underwriters.

          SECTION VII.   Payment of Expenses.  If the
transaction closes, or if the transaction fails to close other than as a result of a failure of the Underwriters to perform hereunder, the Company agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Certificates and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto (including the Prospectus); (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement;
(e) the fees and expenses of qualifying the Certificates under the securities laws of the several jurisdictions as provided in Section V(G) hereof and of preparing, printing and distributing a Blue Sky Memorandum
(including related fees and expenses of counsel to the Representative); (f) any fees charged by securities rating services for rating the Offered Certificates; (g) the cost of the accountant's letter relating to the Prospectus; (h) the fees and expenses of the Certificate
Insurer (other than the fees payable pursuant to the Pooling and Servicing Agreement); and (i) all other costs and expenses incident to the performance of the obligations of the Company (including costs and expenses of its counsel); provided that, except as provided in this Section VII, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Offered
Certificates which they may sell and the expenses of advertising any offering of the Offered Certificates made by the Underwriters, and the Underwriters shall pay the cost of any accountant's comfort letters which such Underwriters choose to request relating to any Computational Materials (as defined herein).

          If this Agreement is terminated by the
Underwriters in accordance with the provisions of Section
VI or Section XI, whether or not the transactions contemplated hereunder are consummated, the Company shall cause the Underwriters to be reimbursed for all reasonable out-of-pocket expenses, including fees and disbursements of Dewey Ballantine, counsel for the Underwriters, except that the Company shall not be obligated under this Agreement to reimburse the Underwriters for reasonable out-of-pocket expenses, excluding fees and disbursements of Dewey Ballantine, counsel for the Underwriters, if this Agreement is terminated by the Underwriters in accordance with Section
VI(Q) herein.

          SECTION VIII.  Indemnification and
Contribution. A. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of
Section 15 of the Securities Act or Section 12 of the
Exchange Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Certificates), to which such Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state in the Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse, as provided herein, such Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, or any amendment thereof or supplement thereto, or the Registration
Statement, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein
(except to the extent that any untrue statement or alleged untrue statement or omission or alleged omission is a result of Seller Provided Information which is not accurate and complete in all material respects). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or any controlling person of any such Underwriter.

          B.   Each Underwriter severally agrees to
indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof, (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Certificates), to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the

Prospectus, when considered in conjunction with the Prospectus, and in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein, and shall reimburse, as provided herein, the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

          C. Promptly after receipt by any indemnified party under this Section VIII of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section VIII, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section VIII except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section VIII except as otherwise provided by law.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.
After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this
Section VIII for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and such indemnifying party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or
(iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonably prompt period following the receipt of notification in writing from the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel per jurisdiction) which counsel shall be reasonably acceptable to the indemnifying party at any time for all such indemnified parties, which firm shall be designated in writing by the related Underwriter, if the indemnified parties under this Section VIII consist of one or more Underwriters or any of its or their controlling persons, or the Company, if the indemnified parties under this Section VIII consist of the Company or any of the Company's directors, officers or controlling persons.

          Each indemnified party, as a condition of the indemnity agreements contained in Section VIII(A) and
(B), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as required by this Agreement, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          D. Computational Materials. Not later than 10:30 a.m. New York City time, on the business day before the date on which the Current Report relating to the Certificates is required to be filed by the Company with the Commission pursuant to Section V(L) hereof, each Underwriter shall deliver to the Company five complete copies of all materials, if any, provided by such Underwriter to prospective investors in such Certificates which constitute "Computational Materials" within the meaning of the no-action letter dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation, the no-action letter dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association and the no-action letter of February 17, 1995 issued by the Commission to the Public Securities Association (collectively, the "Kidder/PSA Letters") and the filing of which is a condition of the relief granted in such letters (such materials being the "Computational Materials"). Each delivery of Computational Materials to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such material to counsel for the Company on behalf of the Company and one copy of such materials to the Company.

          E. Each Underwriter severally and not jointly agrees, except to the extent that the Seller Provided
Information is not accurate and complete in all material respects, to indemnify and hold harmless the Company, each of the Company's officers and directors and each person who controls the Company within the meaning of
Section  15 of the Securities Act and Section 12 of the
Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered
Certificates), arise out of or are based upon any untrue statement of a material fact contained in the Computational Materials provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, when considered in conjunction with the Prospectus, and in the light of the circumstances under which they were made, not misleading, except to the extent that such untrue statement or omission is based upon the Seller Provided Information and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of an Underwriter under this Section VIII(E) shall be in addition to any liability which such Underwriter may otherwise have.

          The procedures set forth in Section VIII(C) shall be equally applicable to this Section VIII(E).

          F.   If the indemnification provided for in
this Section VIII shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section VIII(A), (B) or (E) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the related Underwriters on the other from the offering of the related Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the related
Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

          The relative benefits of an Underwriter and the Company shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the related Underwriter from time to time in negotiated sales of the related Offered Certificates.

          The relative fault of an Underwriter and the Company shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied or prepared by the Company or by such Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section VIII(F) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section VIII(F) shall be deemed to include, for purposes of this Section VIII(F), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          For purposes of this Section VIII, in no case shall any Underwriter (except with respect to any document (other than the Computational Materials) incorporated by reference into the Registration Statement or Prospectus at the request of such Underwriter and except as may be provided in any agreement among the Underwriters relating to the offering of the Offered
Certificates) be responsible for any amount in excess of
(x) the amount received by such Underwriter in connection with its resale of the Offered Certificates over (y) the amount paid by such Underwriter to the Company for the Offered Certificates by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          "Seller Provided Information" means any
computer tape (or other information provided to Underwriter for the purpose of preparation of the Prospectus Supplement or Computational Materials) furnished to any Underwriter by the Company concerning the assets comprising the Trust.

          G.   The Underwriters confirm that the
information set forth in the last paragraph on the front cover page of the Prospectus Supplement, the information under the heading "Underwriting" therein and the Computational Materials are correct, and the Company acknowledges that such information constitutes the only information furnished in writing to the Company by or on behalf of any Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

          SECTION IX. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in agreements delivered pursuant hereto or certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Company and shall survive delivery of any Offered Certificates to the Underwriters.

          SECTION X. Default by One or More of the
Underwriters. If one or more of the Underwriters participating in the public offering of the Offered
Certificates shall fail at the Closing Date to purchase the Offered Certificates which it is (or they are) obligated to purchase hereunder (the "Defaulted
Certificates"), then the non-defaulting Underwriters shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting
Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth (as used in this Agreement, the term
"Underwriter" includes any underwriter substituted for an Underwriter under this Section X). If, however, the Underwriters have not completed such arrangements within such 48-hour period, then:

            (i)          if the aggregate original
     principal amount of Defaulted Certificates does not exceed 10% of the aggregate original principal amount of the Offered Certificates to be purchased pursuant to this Agreement, the non-defaulting
     Underwriters named in this Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

           (ii)          if the aggregate original
     principal amount of Defaulted Certificates exceeds
     10% of the aggregate original principal amount of the Offered Certificates to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriters.

          No action taken pursuant to this Section X shall relieve any defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

          In the event of a default by any Underwriter as set forth in this Section X, each of the Underwriters and the Company shall have the right to postpone the Closing
Date for a period not exceeding seven Business Days in order that any required changes in the Registration
Statement or Prospectus or in any other documents or arrangements may be effected.

          SECTION XI.    Termination of Agreement.  The
Underwriters may terminate this Agreement immediately upon notice to the Company, at any time at or prior to the Closing Date if any of the events or conditions described in Section VI(Q) of this Agreement shall occur and be continuing. In the event of any such termination, the provisions of Section VII, the indemnity agreement set forth in Section VIII, and the provisions of Sections
IX and XIV shall remain in effect.

          SECTION XII.   Notices.  All statements,
requests, notices and agreements hereunder shall be in writing, and:

          (i) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to the Representative at its address set forth above;

          (ii) if to the Company, shall be delivered or sent by overnight mail or facsimile transmission to 13111 Northwest Freeway, Suite 300, Houston, TX
     77040, Attn.:  General Counsel, Fax No. (713) 895-
     3870.

          SECTION XIII.  Persons Entitled to the Benefit
of this Agreement. This Agreement shall inure to the benefit and be binding upon the Underwriters and the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any of the Underwriters within the meaning of
Section 15 of the Securities Act, and for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section XIII, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          SECTION XIV.   Survival.  The respective
indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Certificates and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them. The provisions of Sections V, VII and VIII hereof shall survive the termination or cancellation of this Agreement.

          SECTION XV.    Definition of the Term "Business
Day". For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc.
is open for trading.

          SECTION XVI.   Governing Law; Submission to
Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New
York without giving effect to the conflict of law rules thereof.

          The parties hereto submit to the jurisdiction of the United States District Court for the Southern
District of New York and any court in the State of New
York located in the City and County of New York, and appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby agree that all claims in respect of any such action or proceeding may be heard or determined in New
York State court or, to the extent permitted by law, in such federal court.

          SECTION XVII.  Counterparts.  This Agreement
may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          SECTION XVIII. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          SECTION XIX.   Amendments and Waivers.  This
Agreement may be amended, modified, altered or terminated, and any of its provisions waived, only in a writing signed on behalf of the Company and the Representative.

          If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for the purpose below.

                                   Very truly yours,

                                   EQUIVANTAGE ACCEPTANCE
                                     CORP.


                                   By:_______________________
                                      Name:
                                      Title:



CONFIRMED AND ACCEPTED, as
  of the date first above written:

PRUDENTIAL SECURITIES INCORPORATED,
Acting on its own behalf and as Representative of the several Underwriters referred to in the foregoing Agreement


By:____________________________
   Name:
   Title:













                 [Underwriting Agreement]

                        SCHEDULE A



                                  Principal
                    Class of      Amount of
                 Certificates    Certificates  Purchase
Name of        Purchased by the  Purchased by    Price
Underwriter      Underwriters    Underwriters  (% of Par)
___________    ________________  ____________  __________

Prudential
  Securities
  Incorporated       A-1         $ 19,434,000   99.96875%

                     A-2           15,310,000   99.953125

                     A-3            7,541,500   99.984375

                     A-4            7,714,500   99.90625
                                 ____________
                    TOTAL:       $ 50,000,000
                    _____


CS First Boston      A-1         $ 19,434,000   99.96875%

                     A-2           15,310,000   99.953125

                     A-3            7,541,500   99.984375

                     A-4            7,714,000   99.90625
                                 ____________

                    TOTAL:       $ 50,000,000
                    _____

                                   May 23, 1996



Prudential Securities Incorporated
One New York Plaza, 26th Floor
New York, New York 10292

Ladies and Gentlemen:

          This Guaranty is made by EquiVantage Inc., a
Delaware corporation with its principal office at 13111
Northwest Freeway, Suite 300, Houston, Texas  77040
("EquiVantage"), in favor of Prudential Securities
Incorporated, in its capacity as Representative
Underwriter (the "Representative") of the several
Underwriters (the "Several Underwriters") in connection with the underwriting of the Class A Certificates, with its principal office at 1 New York Plaza, 26th Floor, New
York, New York 10292.

          As an inducement to you and in consideration of EquiVantage Acceptance Corp. (the "Company") entering into the Underwriting Agreement referred to below, EquiVantage Inc. hereby absolutely, unconditionally and irrevocably guarantees the prompt performance of the obligations, including any payment obligations, of the Company, a Delaware corporation with its principal office at 13111 Northwest Freeway, Suite 302, Houston, Texas
77040, under Section VIII of the Underwriting Agreement, dated May 16, 1996, between the Company and the Representative. This Guaranty is a guaranty of performance and payment and not of collection. The obligations of EquiVantage Inc. hereunder shall not be impaired by failure of Company to provide notice to EquiVantage Inc. of any modification or amendment of said contract agreed to by the parties thereto. This Guaranty shall exist notwithstanding the validity or enforceability of any instrument evidencing any such obligations by reason of the dissolution, liquidation, reorganization of the Company, or the commencement against the Company of a case in bankruptcy or any other law affecting creditors' rights generally or the seeking of a trustee, receiver, liquidator, custodian or other similar official. EquiVantage Inc. hereby waives any requirement that the Representative shall take legal action against the Company before enforcing this Guaranty. This Guaranty may be amended only by an instrument in writing executed by the undersigned and accepted in writing by the Representative.

          This Guaranty shall be governed by the laws of the State of New York applicable to agreements made and to be performed in the State of New York without giving effect to the conflict of law rules thereof.

          IN WITNESS WHEREOF, EquiVantage Inc. has caused this Guaranty to be executed by duly authorized corporate officers the day and year first above written.

                         EQUIVANTAGE INC.


                         By: /s/ John E. Smith
                            ____________________________
                            Name:  John E. Smith
                            Title: President


ACCEPTED this 16th day
of May, 1996

Prudential Securities Incorporated,
  as Representative of the Several Underwriters


By:  /s/ Len Blum
   _________________________________
   Name: Len Blum
   Title: